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                                                                      EXHIBIT 32

                CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER AND
                  THE ACTING CHIEF FINANCIAL OFFICER PURSUANT
                     TO 18 U.S.C. SECTION 1350, AS ADOPTED
                         PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

I, S. Scott Harding, Chief Executive Officer of ADVO, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          a) the Annual Report on Form 10-K of the Company for the annual period ended September 25, 2004 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

          b) the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                          By:     /s/ S. SCOTT HARDING
                                            ------------------------------------
                                                      S. Scott Harding
                                                  Chief Executive Officer

Date: December 9, 2004

I, Donald E. McCombs, Executive Vice President, President -- Operations Group and Acting Chief Financial Officer of ADVO, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          a) the Annual Report on Form 10-K of the Company for the annual period ended September 25, 2004 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

          b) the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                          By:     /s/ DONALD E. MCCOMBS
                                            ------------------------------------
                                                     Donald E. McCombs
                                                 Executive Vice President,
                                             President -- Operations Group and
                                               Acting Chief Financial Officer

Date: December 9, 2004